Net Loss Per Share	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Net Loss Per Share

4.     Net Loss Per Share

During each of the years ended December 31, 2011, 2010, and 2009, the Company recorded a net loss. Therefore, the issuance of shares of common stock from the exercise of stock options or warrants would be anti-dilutive and basic and diluted net loss per share is the same for those periods.

Excluded from the computation of diluted net loss per share for both of the years ended December 31, 2011 and 2010, because their effect would be anti-dilutive, are warrants to acquire 336,000 shares of common stock at a weighted-average exercise price of $57.50 per share.

Excluded from the computation of diluted net loss per share for the year ended December 31, 2009, because their effect would be anti-dilutive, are stock options and warrants to acquire 2,000 and 344,000 shares of common stock, respectively, with weighted-average exercise prices of $165.00 and $56.67 per share, respectively.

For purposes of earnings per share computations, shares of common stock that are issuable at the end of a reporting period are included as outstanding.

All share and per share amounts reflect the 1-for-100 reverse stock split effective October 17, 2011.

Following is the computation of basic and diluted net loss per share for the years ended December 31, 2011, 2010, and 2009:

	Year Ended
	December 31,
	2011	2010	2009

Numerator - net loss	$(793,120)	$(940,265)	$(1,348,653)

Denominator - weighted average number of common shares outstanding - basic and diluted	452,759	451,740	446,759

Basic and diluted net loss per common share	$(1.75)	$(2.08)	$(3.02)